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                                  Exhibit 10.1


                        SECOND AMENDMENT AND RESTATEMENT
                               OF CREDIT AGREEMENT

                                      among

                 PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                                   as Borrower

                                  BANK ONE, NA,
                             as Administrative Agent

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent

                           DRESDNER BANK AG, NEW YORK
                           AND GRAND CAYMAN BRANCHES,

               COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                                       and

                       SOCIETE GENERALE, SOUTHWEST AGENCY,
                             as Documentation Agents

                                       and

                            THE LENDERS NAMED HEREIN,
                                   as Lenders

                                  $300,000,000

                                      As of
                                  May 22, 2002

                         BANC ONE CAPITAL MARKETS, INC.
                                       and
                         BANC OF AMERICA SECURITIES LLC,
                  as Co-Lead Arrangers and Joint Book Managers

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              SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

     THIS SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") is entered into to be effective as of May 22, 2002 between PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Borrower"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "Lenders"), BANK ONE, NA, a national banking association, as Administrative Agent (in such capacity, together with its successors and assigns, "Administrative Agent"), and BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with its successors and assigns, "Syndication Agent").

                                 R E C I T A L S
                                 - - - - - - - -

     A. Reference is hereby made to that certain Credit Agreement dated as of May 23, 2000, executed by Borrower, Lenders, Administrative Agent, the Syndication Agent defined therein, and the Documentation Agent defined therein, as amended by that certain First Amendment of Credit Agreement effective as of December 29, 2000 (as renewed, extended, modified, and amended from time to time, the "Existing Agreement").

     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     C. Borrower, Administrative Agent, and Lenders desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I. Amendment and Restatement of Existing Agreement. All of the terms, provisions, and conditions of the Existing Agreement are incorporated herein by reference and are deemed restated in their entirety except as amended by the provisions set forth in this Amendment. The amendment and restatement of the Existing Agreement hereunder is not intended by the parties to constitute either a novation or a discharge or satisfaction of the indebtedness, obligations, and Liens under the Existing Agreement or other Loan Documents, which indebtedness, obligations, and Liens under the Existing Agreement and other Loan Documents shall remain outstanding hereunder on the terms and conditions of this Agreement.

     (a) The preamble on page one is hereby deleted in its entirety and replaced with the following:

         THIS CREDIT AGREEMENT is dated as of May 22, 2002 (the "Closing
     Date"), among PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Borrower"), each of the lenders that are a signatory hereto (each such lender, together with each lender that becomes a signatory hereto as provided in Sections 2.5 and 13.11(b), being individually, together with its successors and assigns, a "Lender" and collectively, the "Lenders"), BANK ONE, NA, a national banking association, as Administrative Agent (in such capacity, together with its successors and assigns, "Administrative Agent"), and BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with its successors and assigns, "Syndication Agent").

     (b) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions:

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          "Approved Fund" is defined in Section 13.11(g).

          "Foreign Lender" means any Lender that is organized under the Governmental Requirements of any jurisdiction other than the United States of America or any State thereof.

          "Fund" is defined in Section 13.11(g).

          "Increasing Lender" is defined in Section 2.5.

          "Register" is defined in Section 13.11(c).

          "Second Amendment" means the Second Amendment and Restatement of Credit Agreement dated as of May 22, 2002, executed by Borrower, Administrative Agent, Syndication Agent, and Lenders.

          "Second Amendment Effective Date" means May 22, 2002, the effective date of the Second Amendment.

          "Subsequent Lender" is defined in Section 2.5.

     (c) Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Credit Parties," "Eligible Assignee," "Participant," and "Termination Date" in their entireties and replace such definitions with the following:

          "Credit Parties" means Agents and Lenders, and "Credit Party" means any one of the Credit Parties.

          "Eligible Assignee" is defined in Section 13.11(g).

          "Participant" is defined in Section 13.11(d).

          "Termination Date" means the earlier of (a) May 23, 2005, and (b) the effective date that Lenders' commitments to lend hereunder are otherwise canceled or terminated in accordance with this Agreement.

     (d) Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Documentation Agent," "Maryland Properties," "Purchaser," and "Terramics Entities" in their entirety.

     (e) Section 2 of the Credit Agreement is hereby amended to add the following Section 2.5:

          2.5 Lenders; Increase in Total Commitment.

          (a) The Lenders on the Second Amendment Effective Date shall be the Lenders set forth on Schedule 1 to the Second Amendment.

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          (b)    After the Closing Date until May 22, 2004, Administrative Agent may, from time to time at the request of Borrower, increase the Total Commitment by (i) admitting additional Lenders hereunder (each a "Subsequent Lender"), or (ii) increasing the Commitment of any Lender (each an "Increasing Lender"), subject to the following conditions:

          (i)    Each Subsequent Lender is an Eligible Assignee;

          (ii) Borrower executes (A) a new Note payable to the order of a Subsequent Lender, or (B) a replacement Note payable to the order of an Increasing Lender;

          (iii) Each Subsequent Lender executes a signature page to this Agreement;

          (iv) After giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the aggregate of the Total Commitment does not exceed $350,000,000 unless all Lenders consent in writing;

          (v) Each increase in the Total Commitment shall be in the minimum amount of $10,000,000 or a greater integral multiple of $1,000,000;

          (vi) No admission of any Subsequent Lender shall increase the Commitment of any existing Lender without the consent of such Lender;

          (vii) No Lender shall be an Increasing Lender without the written consent of such Lender; and

          (viii) No Potential Default or Default exists.

Subject to the conditions precedent set forth above, Administrative Agent agrees to exercise ordinary and reasonable diligence to complete documentation to admit a Subsequent Lender or increase the Commitment of an Increasing Lender. After the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, Administrative Agent shall promptly provide to each Lender a new Schedule 1.1 to this Agreement.

     (f) Section 4.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          4.4 Unencumbered Properties Held by Consolidated Affiliates. Notwithstanding anything contained herein to the contrary, Unencumbered Properties may include Properties owned by a Consolidated Affiliate of Borrower only if (a) Borrower or PPT owns or controls, directly or indirectly, at least ninety-five percent (95%) of the issued and outstanding Stock of such Consolidated Affiliate free and clear of any Liens (other than Permitted Liens) or other restrictions on the sale or pledge thereof, (b) a majority of the holders of the Stock of such Consolidated Affiliate has the power to cause such Consolidated Affiliate to execute the Subsidiary Guaranty, grant Liens in the Unencumbered Properties owned by such Consolidated Affiliate, and transfer ownership of the Unencumbered Properties owned by such Consolidated Affiliate, (c) such Consolidated Affiliate has not
     (i) created, incurred, assumed, guaranteed, or suffered to exist any Liabilities, other than

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     (A) the Obligation, (B) trade payables created in the
     ordinary course of business, (C) endorsements of negotiable instruments in the ordinary course of business, (D) contingent Liabilities covered by reserves or insurance, (E) the guaranty of the obligations of Borrower pursuant to Permitted Recourse Debt of Borrower, and (F) equipment leases incurred in the ordinary course of business, (d) such Consolidated Affiliate has not created, incurred, or suffered or permitted to be created or incurred or to exist any Lien upon any of its assets (other than Permitted Liens), (e) such Consolidated Affiliate has executed the Subsidiary Guaranty, and (f) such Consolidated Affiliate is not a general partnership. Notwithstanding the foregoing, any Consolidated Affiliate may guarantee any Unsecured Debt of Borrower or PPT, which guarantee shall be pari passu with the obligations of such Consolidated Affiliate under the Subsidiary Guaranty.

     (g) Section 12.1(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                (f) Other Agents. No Lender or other Persons identified on the facing page or signature pages of this Agreement as a "documentation agent," "co-documentation agent," "book manager," "lead manager," "arranger," or "lead arranger" shall have any right, power, obligation, liability, responsibility, or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, no Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

     (h) Section 13.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          13.11 Successors and Assigns; Participations.

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section 13.11, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 13.11, (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 13.11 and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its Rights and obligations under this Agreement (including all or a portion of its Commitment and Note (including for purposes of this subsection (b), participations in Swing Line Loans) at the time owing to it); provided that (i) except for an assignment by such Lender to an Affiliate of such Lender,

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     such Lender shall have received the prior consent of each Agent and, so long as no Default has occurred and is continuing, Borrower (each such consent not to be unreasonably withheld or delayed); (ii) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and Note at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Principal Debt outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000; (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's Rights and obligations under this Agreement with respect to the Notes or the Commitment assigned, except that this clause (iii) shall not apply to rights in respect of Swing Line Loans; (iv) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and (v) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and Principal Debt at the time, the aggregate amount of the Commitments of such assigning Lender or, if the Total Commitment is not then in effect, the Principal Debt of the Notes of such assigning Lender, after giving effect to such assignment, is at least $5,000,000. Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section 13.11, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's Rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.15(c) and (d), 3.17, 7.7 and 7.12 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Administrative Agent agrees to provide Borrower with copies of all Assignment and Assumption Agreements so long as no Default exists. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 13.11.

          (c) Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent's office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Notes owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, absent manifest error, and Borrower, Administrative Agent, and Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Any Lender may at any time, sell participations to any Person (other than a natural person or Borrower or any of Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of

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     its Commitment and/or the Notes (including such Lender's participations in
     Swing Line Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (iv) the amount of each such participation shall not be less than $5,000,000; and
     (v) the aggregate amount of the Commitments of such Lender selling such participation or, if the Total Commitment is not then in effect, the Principal Debt of the Notes of the Lender selling such participation, after giving effect to such assignment, is at least $5,000,000. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 13.9(b) that directly affects such Participant. Subject to subsection (e) of this Section 13.11, Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.15(c) and (d) and 3.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 13.11. To the extent permitted by law, each Participant also agrees to be subject to Section 3.12 as though it were a Lender.

          (e) A Participant shall not be entitled to receive any greater payment under Sections 3.15(c) and (d) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.15(d) unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section
     3.18 as though it were a Lender.

          (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its Rights under this Agreement (including under its Note) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          (g) As used herein, the following terms have the following meanings:

          "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
     (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Agents, and (ii) unless a Default or Potential Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include Borrower or any of Borrower's Affiliates or Subsidiaries.

          "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

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          (h) Prior to the expiration or termination of the Total Commitment, and unless a Default exists or Borrower otherwise consents in writing, each Agent shall, at all times prior to its resignation or replacement as either Administrative Agent or Syndication Agent, as the case may be, hereunder, retain a minimum Commitment equal to the greater of (i) $20,000,000, and
     (ii) an amount equal to the largest Commitment held by any Lender under this Agreement (without giving effect to any mergers of any Lenders other than any Agent).

     (i) Schedule 1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

     (j)  Schedule 2 to the Credit Agreement is hereby deleted in its entirety.

     (k) Exhibit D-1 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D-1 attached hereto.

     (l) Exhibit E to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

     II. Continuing Lenders. On the date hereof, (a) all outstanding Liabilities under the Existing Agreement owed to any "Lender" that is not continuing as a Lender under this Agreement (each a "Non-Continuing Lender") shall be repaid in full by Borrower and such Non-Continuing Lender's commitment under the Existing Agreement shall be terminated and (b) with respect to Lenders which are continuing as Lenders under this Agreement (the "Continuing Lenders"), Administrative Agent shall make appropriate allocations and adjustments in the initial funding instructions to the Lenders to reflect the modifications effected by the Loan Documents to each Continuing Lender's Commitment.

     III. Replacement Notes. Borrower shall execute Replacement Revolving Credit Notes dated as of the date hereof, payable to each Continuing Lender in the amount of such Continuing Lender's Commitment (the "Replacement Revolving Credit Notes"), which Replacement Revolving Credit Notes are in replacement of, and not extinguishment of the indebtedness under those certain Revolving Credit Notes each dated May 23, 2000, executed by Borrower and payable to the order of each Lender in the original aggregate principal amount of $300,000,000 (the "Original Revolving Credit Notes"). The Replacement Revolving Credit Notes executed pursuant to this Amendment amend, renew, extend, modify, replace, substitute, and supersede in their entirety (but do not extinguish the Indebtedness arising under) the Original Revolving Credit Notes. Administrative Agent agrees to exercise its reasonable best efforts to obtain the Original Revolving Credit Notes from each of the Lenders under the Existing Agreement.

     IV.  Amendment of Credit Agreement and Other Loan Documents.

     (a) All references in the Loan Documents to the "Agreement" or the "Credit Agreement" shall henceforth include references to the Agreement or Credit Agreement as modified, amended, and restated by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

     (b) All references in the Loan Documents to the "Notes" shall henceforth include references to the Replacement Revolving Credit Notes, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

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

     (c) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     V. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, the Replacement Revolving Credit Notes, and the other documents executed in connection therewith (collectively, the "Amendment Documents"), (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, including without limitation, the Replacement Revolving Credit Notes, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     VI. Representations. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) the Amendment Documents have been duly authorized, executed, and delivered by Borrower and each of the other Obligors that are parties to the Amendment Documents; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Obligor of the Amendment Documents to which they are a party; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and each other Obligor that are parties to the Amendment Documents and are enforceable against Borrower and such Obligors in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each other Obligor to which Borrower or such Obligor is a party of the Amendment Documents do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Obligor is a party thereto or by which Borrower or any other Obligor is bound;
(e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to the Amendment Documents, no Potential Default or Default exists.

     VII. Conditions. This Amendment and the other Amendment Documents shall not be effective unless and until:

     (a) this Amendment, the Replacement Revolving Credit Notes, and the other Amendment Documents have been executed by Borrower, the other Obligors that are parties to the Amendment Documents, Administrative Agent, and all Lenders;

     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

     (c) Administrative Agent shall have received Officers' Certificates of Borrower and of each other Obligor (i) certifying that there have been no changes to the Constituent Documents of Borrower or such other

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

Obligor since the date of their last certification pursuant to the Loan Documents, (ii) certifying the incumbency of the officers of Borrower or such other Obligor authorized to execute the Loan Documents, and (iii) certifying copies of resolutions duly adopted by the Borrower's or such other Obligor's Board of Directors approving the Amendment Documents and authorizing the transactions contemplated therein;

     (d) Administrative Agent shall have received payment of (i) the fees required under the separate Fee Letter by and between Administrative Agent and Borrower, and (ii) all unpaid fees and expenses payable on or prior to the date hereof to Administrative Agent, including, without limitation, fees and expenses of Administrative Agent's counsel;

     (e) Administrative Agent shall have received such other agreements, documents, instruments, opinions, certificates, and evidences as Administrative Agent may reasonably request; and

     (f) both before and after giving effect to this Amendment, no Potential Default or Default exists.

     VIII. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     IX. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     X. Parties. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

     XI. Entireties. The Credit Agreement and the other Loan Documents, as amended by this Amendment and the other Amendment documents, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                  [Remainder of Page Intentionally Left Blank;
                           Signature Pages to Follow]

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

     To induce the Credit Parties to enter into this Amendment, each of the undersigned (a) consents and agrees to the Amendment Documents' execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) confirms that the term "Guaranteed Debt" in each Guaranty includes, without limitation, the indebtedness evidenced by the Replacement Revolving Credit Notes, (d) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

                  [Remainder of Page Intentionally Left Blank;
                           Signature Pages to Follow]

Second Amendment

                                   SCHEDULE 1

             PARTIES, ADDRESSES, COMMITMENTS, AND WIRING INFORMATION

====================================================================================================================

                           Borrower
====================================================================================================================
Prentiss Properties Acquisition Partners, L.P.
3890 W. Northwest Highway, Suite 400
Dallas, Texas  75220
Attention:  Mr. Rick C. Bower

With a Copy to:

Prentiss Properties Acquisition Partners, L.P.
3890 W. Northwest Highway, Suite 400
Dallas, Texas  75220
Attention:  General Counsel

With a Copy to:

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201-4675
Attention:  Randall M. Ratner, Esq.
====================================================================================================================

                     Administrative Agent
====================================================================================================================
Bank One, NA
Corporate Real Estate
1 Bank One Plaza
Mail Code IL1-0315
Chicago, Illinois 60670-0315
Attention:  Kenneth Nelson
Fax:  312-732-5939

Wiring Instructions:
Bank One, NA
ABA #
Account Name:  Prentiss Properties Trust
Account Number:
Reference: Prentiss Properties Acquisition Partners
LS2 Incoming Clearing Account
Attn:    Loan Operations Admin:  Maria Lozano
         312-336-2057

====================================================================================================================

                     Syndication Agent
====================================================================================================================
Bank of America, N.A.

Second Amendment

====================================================================================================================
901 Main Street, 64th Floor
Dallas, Texas  75202
Attn:    Ms. Renee Sampson
         Vice President
Fax:     214-209-0085

With a Copy to:

Banc of America Securities LLC
NC1-007-15-06
100 North Tryon Street
15th Floor
Charlotte, NC 28255-0001
Attn:    Mr. Anthony Fertitta
         Vice President
Fax:     704-386-0255

Wiring Instructions:
Bank of America, N.A.
ABA #
Account Name: Credit Services
Account Number:
Reference: Prentiss Properties Acquisition Partners, L.P.
Attn:    Kajal Patel
         214-209-0993
====================================================================================================================
                                                                                           Pro Rata Share of the
                            Lenders                                   Commitment $           Total Commitments
====================================================================================================================
Bank One, NA                                                          $30,000,000                 10.000000%
Corporate Real Estate
1 Bank One Plaza
Mail Code IL1-0315
Chicago, Illinois 60670-0315
Attention:  Kenneth Nelson
Fax:  312-732-5939

Wiring Instructions:
Bank One, NA
ABA #
Account Name:  Prentiss Properties Trust
Account Number:
Reference: Prentiss Properties Acquisition Partners
LS2 Incoming Clearing Account
Attn:    Loan Operations Admin:  Maria Lozano
         312-336-2057
--------------------------------------------------------------------------------------------------------------------

Second Amendment

--------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                                                 $30,000,000                10.000000%
901 Main Street, 64th Floor
Dallas, Texas  75202
Attn:    Ms. Renee Sampson
         Vice President
Fax:     214-209-0085

With a Copy to:

Banc of America Securities LLC
NC1-007-15-06
100 North Tryon Street
15th Floor
Charlotte, NC 28255-0001
Attn:    Mr. Anthony Fertitta
         Vice President
Fax:     704-386-0255

Wiring Instructions:
Bank of America, N.A.
ABA #
Account Name: Credit Services
Account Number:
Reference:    Prentiss Properties Acquisition
              Partners, L.P.
Attn:    Kajal Patel
         214-209-0993
--------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG, New York and Grand Cayman Branches                  $30,000,000                10.000000%
75 Wall Street, 25th Floor
New York, New York 10005-2886

Attn:    Michael A. Seton
Fax:     212-429-2781

Wiring Instructions:
Dresdner Bank AG New York
ABA #
Account Name: Prentiss Properties Trust
Account Number:
Reference: $300 Million Revolver [include type of payment,
i.e., principal, interest, fees]
Attn:    Natividad Tadurem
         212-429-2511
--------------------------------------------------------------------------------------------------------------------
Commerzbank AG, New York Branch                                       $30,000,000                10.000000%
Real Estate Department
Two World Financial Center

Second Amendment

--------------------------------------------------------------------------------------------------------------------
New York, New York  10281-1050

Attn:    Mr. David Schwarz
         Mr. Bill Knickerbocker
Fax:     212-266-7565

Wiring Instructions:

Commerzbank A.G., New York Branch
ABA #
Account Number:
Reference: Prentiss Properties
--------------------------------------------------------------------------------------------------------------------
Societe Generale, Southwest Agency                                    $30,000,000                10.000000%
2001 Ross Avenue
Suite 2200
Dallas, Texas 75201-6776

Attn:    Mr. Jeff Schultz
Fax:     214-979-2727

Wiring Instructions:
Societe Generale, New York
ABA #
Account Name: Prentiss Properties Acquisition Partners, LP
Account Number:
Attention:    Becky Aduddell
              214-979-2776
--------------------------------------------------------------------------------------------------------------------
PNC Bank, National Association                                        $25,000,000                 8.333333%
249 Fifth Avenue
One PNC Plaza
Mail Stop P1-POPP-19-2
Pittsburgh, Pennsylvania 15222

Attn:    Mr. Wayne Robertson
         Mr. Brendan McCarthy
Fax:     412-762-6500

Wiring Instructions:
PNC Bank, National Association
ABA #
Account Name: Commercial Loan Operations
Account Number:
Reference: Prentiss Properties
Attention:    Angela Price
              412-768-1696
--------------------------------------------------------------------------------------------------------------------
SunTrust Bank                                                         $25,000,000                 8.333333%

Second Amendment

------------------------------------------------------------------------------------------------------------------
8245 Boone Boulevard, Suite 820
Vienna, Virginia  22182-3871

Attn:    Ms. Nancy Richards
Fax:     703-902-9190

Wiring Instructions:
SunTrust Bank
ABA #
Account Name: REFG-Vienna
Account Number:
Reference: Prentiss Properties
Attn:    Connie Dores
         703-902-9166
------------------------------------------------------------------------------------------------------------------
Comerica Bank                                                        $20,000,000               6.666667%
Comerica Tower
500 Woodward Avenue, 7th Floor
Detroit, Michigan  48226

Attn:    Mr. Sam Meehan
Fax:     313-222-9295

Wiring Instructions:
Comerica Bank
ABA #
Account Name: CLO
Account Number:
Reference: Prentiss Properties
Notify:  Betsy Branson
         313-222-5878
------------------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                                                    $20,000,000               6.666667%
One Mellon Bank Center
Suite 5325
Pittsburgh, Pennsylvania  15258-0001

Attn:    Mr. David Tetrick
Fax:     412-234-8657

Wiring Instructions:
Mellon Bank, N.A.
ABA #
Account Name: Real Estate Finance Department
Account Number:
Reference: Prentiss Properties - Revolver
Attention:    Rick Kokal
              412-234-7271
------------------------------------------------------------------------------------------------------------------
SouthTrust Bank                                                      $20,000,000               6.666667%

Second Amendment

-------------------------------------------------------------------------------------------------------------------
420 North 20th Street
11th Floor
Birmingham, Alabama 35203

Attn:    Ms. Ann Peck
Fax:     205-254-8270

Wiring Instructions:
SouthTrust Bank
ABA #
Account Name: Bank Wire suspense
Account Number:
Reference: Prentiss Properties
Attn:    Natalie Johnson
         205-599-5416
-------------------------------------------------------------------------------------------------------------------
Union Bank of California                                            $ 20,000,000               6.666667%
500 Akard
Suite 4200
Dallas, Texas 75201

Attn:    Mr. Patrick A. Trowbridge
Fax:     214-922-4210

Wiring Instructions:
Union Bank of California
ABA #
Account Number:
Reference: Prentiss Properties Acquisition Partners,
L.P.
-------------------------------------------------------------------------------------------------------------------
KeyBank National Association                                        $ 20,000,000               6.666667%
227 West Monroe Avenue, 18/th/ Floor
Chicago, Illinois 60606

Attn:    Mr. James W. Blessing
Fax:     312-730-2755

Wiring Instructions:
KeyBank National Association
ABA #
Account Number:
Reference: Prentiss Properties
Attn: Gayle Klass Ext. 4-3222
===================================================================================================================

Total Commitments                                                   $300,000,000             100.000000%
===================================================================================================================

Second Amendment

                                   EXHIBIT D-1

                        SUBSTITUTE REVOLVING CREDIT NOTE

 $____________                  Dallas, Texas                 As of May 22, 2002


     1. FOR VALUE RECEIVED, PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Maker"), hereby unconditionally promises to pay to the order of __________________ ("Payee"), at the address of Administrative Agent (defined below) set forth in that Credit Agreement defined below, the sum of _____________ Dollars ($_____________) (or, if less, so much thereof as may be advanced), in lawful money of the United States of America. Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement.

     2. The unpaid principal amount of, and accrued unpaid interest on, this
Note is payable in accordance with the Credit Agreement.

     3. The unpaid principal balance advanced and outstanding hereunder shall bear interest from the date of advance until maturity at the rate per annum provided in the Credit Agreement that is selected by Maker pursuant to the Credit Agreement. The interest rate specified in this section is subject to adjustment under the circumstances described in the Credit Agreement. Interest shall be computed in the manner provided in the Credit Agreement.

     4. Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note or in connection with the Credit Agreement, Payee shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Payee ever receives, collects, or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout that term.

     5. This Note has been executed and delivered pursuant to the Credit Agreement (as modified, amended, renewed, extended, or restated from time to time, the "Credit Agreement") dated as of May 23, 2000, executed by and between Maker, Bank One, NA, as Administrative Agent (together with any successor or assigns, the "Administrative Agent"), Bank of America, N.A., as Syndication Agent, and the Lenders defined therein, and is one of the "Notes" referred to therein, and the holder of this Note is entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of (a) the obligation of Payee to advance funds hereunder, (b) the prepayment rights and obligations of Maker, and (c) the events upon which the maturity of this Note may be accelerated.

     6. If the principal of, or any installment of interest on, this Note becomes due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by

Second Amendment
acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, then Maker shall pay all costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder of this Note. All past due principal of, and to the extent permitted by applicable law, interest on this Note shall bear interest until paid at the rate provided in the Credit Agreement.

     7. Except as expressly provided in the Credit Agreement, Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions, and covenants, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

     8. All Borrowings made by Payee, the respective Interest Periods thereof (if applicable), and all repayments of the principal thereof may be recorded by Payee and, before any transfer hereof, endorsed by Payee on the schedule attached hereto, or on a continuation of the schedule attached to and a part hereof, provided that the failure of Payee to record any endorsement shall not affect the obligation of Maker hereunder or under the Credit Agreement.

     9. This Note is Being Executed and Delivered, and is Intended to be Performed in the State of Texas. Except to the Extent That the Laws of the United States May Apply to the Terms Hereof, the Substantive Laws of the State of Texas Shall Govern the Validity, Construction, Enforcement, and Interpretation of This Note.

     10. This Note is given in partial substitution and replacement, but not extinguishment, of those certain Revolving Credit Notes dated May 23, 2000, executed by Maker, for the benefit of Lenders, in the aggregate original principal amount of $300,000,000.

                                  PRENTISS PROPERTIES ACQUISITION
                                  PARTNERS, L.P., a Delaware limited partnership

                                  By:   PRENTISS PROPERTIES I, INC.,
                                        General Partner

                                        By: ____________________________________
                                            Richard C. Bower, II
                                            Vice President

Second Amendment

                                    EXHIBIT E

                        FORM OF ASSIGNMENT AND ASSUMPTION

     This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between _________________ (the "Assignor") and ____________________ (the "Assignee").
Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding Rights and obligations of the Assignor under such Assignor's Commitment (including, without limitation, Guarantees and Swing Line Loans included in such Commitment) and
(ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity to the extent related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

     1. Assignor: ______________________________

     2. Assignee: ______________________________ [and is an Affiliate/Approved
Fund of [identify Lender] ]

     3. Borrower: ______________________________

     4. Administrative Agent: ______________________, as administrative agent under the Credit Agreement.

     5. Credit Agreement: The Credit Agreement, dated as of May 22, 2002, among Borrower, Bank One, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the Lenders parties thereto.

     6. Assigned Interest:

    ----------------------------------------------------------------------------
               Aggregate
               Amount of               Amount of            Percentage

Second Amendment

  --------------------------------------------------------------------------
          Commitment               Commitment             Assigned of
        for all Lenders             Assigned               Commitment
        ---------------             --------               ----------

  --------------------------------------------------------------------------
     $____________________    $____________________    __________________%
  --------------------------------------------------------------------------
     $____________________    $____________________    __________________%
  --------------------------------------------------------------------------
     $____________________    $____________________    __________________%
  --------------------------------------------------------------------------

   [7. Trade Date: __________________]

                            [Signature Pages Follow.]

Second Amendment

Effective Date: __________________, 20__


The terms set forth in this Assignment and Assumption are hereby agreed to:

                                 ASSIGNOR:

                                 _______________________________________________


                                 By:   _________________________________________
                                       Name: ___________________________________
                                       Title:___________________________________



                                 ASSIGNEE:

                                 _______________________________________________


                                 By:   _________________________________________
                                       Name: ___________________________________
                                       Title:___________________________________

Second Amendment

ACCEPTED BY ADMINISTRATIVE AGENT
THIS _____ DAY OF __________________


ADMINISTRATIVE AGENT:




By:______________________
       Name:_____________________________________
       Title:____________________________________





ACCEPTED BY SYNDICATION AGENT
THIS ____ DAY OF ___________________

SYNDICATION AGENT:




By:______________________
       Name:_____________________________________
       Title:____________________________________

Second Amendment

                      ANNEX 1 TO ASSIGNMENT AND ASSUMPTION


Credit Agreement, dated as of May 22, 2002, by and among Prentiss Properties Acquisition Partners, L.P. ("Borrower"), Bank One, N.A., as administrative agent ("Administrative Agent"), Bank of America, N.A., as Syndication Agent, and the Lenders parties thereto.


                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION


1. Representations and Warranties.

   1.1.Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

   1.2.Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee

Second Amendment
shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas, without giving effect to the conflict of laws principles thereof.

4. Address for Notice. Assignee's address for notices and payments under the Credit Agreement and this Assignment and Assumption are as set forth below. Assignee may by notice in accordance with the Credit Agreement to Assignor, Administrative Agent, and Borrower change the address or telex number or facsimile number at which notices, communications and payments are to be given to it.

Address:
         ______________________________


         Telecopier: __________________


Account for Payments

Account No.:___________________________
Attention: ____________________________

Reference: ____________________________
Depository:_________

Second Amendment